Defined Asset Funds(R)

Concept Series
2000
A

Fundamental Research Capital Appreciation

IRA Ideal!

We Think They're the "Best of the West"

Western
Premier
Portfolio

[ML LOGO] Merrill Lynch

WESTERN PREMIER PORTFOLIO

Over 75,000 companies are headquartered in the Western United States.

[INSERT MAP OF THE WESTERN UNITED STATES]

The population of California alone is projected to grow by 18 million people in the next quarter century.

THE LAND WEST OF THE MISSISSIPPI -- it's a place as rich in resources as it is in folklore. From the land rush, to the gold rush, to today's technology rush, the American West continues to be a place where dreamers can make reality and explorers can make history. Defined Asset Funds(R) is proud to celebrate the progressive spirit of the American West with the...

Western Premier Portfolio

Why the West?

The Western United States is a rapidly growing center of economic activity. With one convenient purchase, the Western Premier Portfolio offers access to some of this region's best companies. This two-year Portfolio features established companies that are highly capitalized, have strong records of earnings growth, and which we believe are well-positioned for future growth.


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Looking for the "Best"

Defined Asset Funds Research Group began with a universe of more than 3,000 stocks from issuers headquartered in states west of the Mississippi. Each stock was reviewed for market capitalization, which had to exceed $1 billion. Next, stocks were analyzed based on earnings per share. To be considered for the Portfolio, companies had to show earnings growth for the last three years and an expected growth of at least 10% for the next fiscal year. Finally, stocks were reviewed for credit quality and liquidity. The resulting Portfolio holds 34 stocks, each selected for its capital appreciation potential. California companies represent 59% of the Portfolio, the rest are from four other states. In addition, 45% of the Portfolio consists of technology companies. These companies have operations throughout the U.S. and, in many cases, throughout the world.

A Defined Strategy

Like each Defined Asset Fund, the Western Premier Portfolio offers affordable access to some of today's most attractive stocks. We select stocks based on specific investment merits. The Portfolio will hold its stocks for about two years. At the end of that period, you can choose to either redeem your investment, or roll the proceeds into the next Portfolio, if available, at a reduced sales charge.

Defined Advantages

o Diversification among 34 "Blue-Chip" stocks believed to be among the "Best in the West."

o A defined term of two years.

o A minimum investment of just $250.

o Daily liquidity (the price is based on the then-current net asset value).

o Option to reinvest annual distributions at a reduced sales charge.

A DEFINED PORTFOLIO

Company                                                                   Symbol
ADC Telecommunications, Inc.                                               ADCT

ADC derives most of its sales from broadband connectivity and has placed a strong emphasis on manufacturing fiber optic video transmission systems. The fiber access product markets are growing by at least 30% a year.


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Amgen, Inc.                                                                AMGN

This company's main products include Epogen, which aides in the production of red blood cells helpful in combating disease, and Neupogen, which stimulates the production of white blood cells to fight bacterial infection.

Avery Dennison Corporation*                                                AVY

This company is the world's largest producer of self-adhesive base materials and self-adhesive consumer and office products. Avery is also a leader in specialized label systems.

BMC Software, Inc.                                                         BMCS

This world-wide developer and vendor of computer software improves the level of service provided to users of an application by ensuring the availability, performance and recoverability of business critical applications.

Brinker International, Inc.                                                EAT

This company serves over 500,000 customers daily in its Chili's Grill & Bar, Romano's Macaroni Grill and On the Border restaurants. Sales and earnings growth are fueled by strong consumer demand, the company's aggressive expansion plans and its continuous research and development efforts.

Calpine Corporation                                                        CPN

A top-ten U.S. independent power producer, Calpine is involved with the acquisition, development, ownership and operation of power generation facilities and the sale of electricity and steam.

Cisco Systems, Inc.                                                        CSCO

Cisco Systems is the worldwide leader in networking for the Internet.
CNF Transportation, Inc.*                                                  CNF

A diversified provider of global door-to-door airfreight (Emery), CNF is also the largest regional less-than-truckload motor carrier.

Costco Wholesale Corporation                                               COST

A pioneer in the membership wholesale club concept, Costco operates over 300 stores. We believe the strong operating trend should continue with revenue growth from store expansions, the rollout of ancillary services and as an alliance with American Express.

Dell Computer Corporation                                                  DELL


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The world's leading direct marketer of computer systems, Dell is one of the top seven computer vendors in the world.

Ecolab, Inc.*                                                              ECL

Ecolab is a leading supplier of cleaning, sanitizing and maintenance products and services. We believe its record of steady growth in sales and profits will continue, driven by international expansion and a strong position in its market.

ENSCO International, Inc.*                                                 ESV

An international offshore contract drilling company, ENSCO also provides marine transportation services in the Gulf of Mexico. We believe the world wide offshore rig count should continue to increase as oil companies resume higher levels of spending.

Fastenal Company*                                                          FAST

Among the country's leading industrial distributors, Fastenal sells fasteners, related products and general industrial components to small and mid-sized industrial customers.

The Gap, Inc.*                                                             GPS

This global specialty retailer operates over 2,400 stores selling casual apparel, personal care and other accessories under The Gap, Banana Republic and Old Navy brands.

Gemstar International Group, Ltd.                                          GMST

Gemstar's first proprietary system, VCR Plus+, is widely accepted as the industry standard for programming VCRs.

Maxim Integrated Products, Inc.                                            MXIM

A world-wide leader in the analog market, Maxim designs, develops and manufactures linear and mixed-signal integrated circuits.

Mercury Interactive Corporation                                            MERQ

This company develops, markets and supports a comprehensive suite of automated software testing solutions to help companies build better applications.

Microsoft Corporation                                                      MSFT

The world's largest personal computer software company, Microsoft develops, produces and markets a wide range of software for business and personal use.


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Oracle Corporation                                                         ORCL

Oracle is the world's largest vendor of database software and information management services. Oracle Exchange is an e-business solution for corporate buyers and sellers of goods and services.

The PMI Group, Inc.*                                                       PMI

A leading provider of private mortgage insurance in the U.S., PMI also offers title insurance and other home mortgage products and services. The company recently reported record earnings for the fifth consecutive year.

QLogic Corporation                                                         QLGC

A leading designer and supplier of semiconductor and board level input/output (i/o) and enclosure management products, QLogic is also a leading supplier of connectivity solutions.

QUALCOMM, Inc.                                                             QCOM

This company is a leading provider of digital wireless communications products, technologies and services.

Rambus, Inc.                                                               RMBS

Rambus has created a revolutionary chip-to-chip interface architecture allowing data to be transferred through a simplified bus at significantly higher frequencies than permitted by conventional technologies.

Solectron Corporation                                                      SLR

This company provides services that span the product life cycle, including printed circuit board and systems design, prototyping and assembly, build-to-order, configure-to-order and complex systems assembly, end-of-life manufacturing and depot repair.

Southwest Airlines Company*                                                LUV

A domestic airline that primarily provides short-haul, high frequency, point-to-point, low-fare service, Southwest operates in 53 airports in 26 states throughout the U.S.

Starbucks Corporation SBUX Starbucks purchases and custom-roasts high-quality coffee beans and sells them along with freshly brewed coffee beverages through its company-operated retail stores.

Sun Microsystems, Inc.                                                     SUNW


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This company is a world-wide supplier of high-performance workstations, servers and networking software. Sun Microsystems is also a major supplier of servers for the Internet.

SYSCO Corporation*                                                          SYY

This company is the largest distributor of food-service products in the U.S.

Target Corporation*                                                         TGT

Formerly known as Dayton Hudson Corporation, Target is one of the nation's leading general merchandise retailers.

Techne Corporation                                                          TECH

Techne is a specialty manufacturer of 2,500 biotechnology products, including 492 new products introduced in fiscal 1999.

Transocean Sedco Forex, Inc.*                                               RIG

The world's largest offshore drilling contractor, this company's 74-rig fleet is located throughout the world's major oil and gas drilling regions.

Vitesse Semiconductor Corporation                                           VTSS

Vitesse manufactures a variety of telecommunications integrated circuit products for the transmission and reception of data over a fiber optic networks.

Wal-Mart Stores, Inc.*                                                      WMT

Wal-Mart is the world's largest retailer in terms of total revenues, with over 1,800 discount stores, 550 supercenters and 450 Sam's Club stores in the U.S.

Xilinx, Inc.                                                                XLNX

This company designs, develops and markets complete programmable logic solutions.

* These stocks are income producing securities.

Defined Asset Funds(R)

Buy With Knowledge o Hold With Confidence

EQUITY INVESTOR FUNDS
Other Concept Series
Baby Boom Economy Portfolios[SM]
Energy Portfolio


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


Financial Services Portfolio
Health Care Trust
Internet Portfolio
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

Select Series
Select Ten Portfolio (DJIA)
United Kingdom Portfolio (Financial Times Index)
Institutional Holdings Portfolio
Multinational Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select S&P Industrial Portfolio
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio

Index Series
S&P 500 Trust
S&P MidCap Trust

FIXED-INCOME FUNDS

Corporate Funds

Government Funds

Municipal Funds

Defined Asset Funds--
Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important -- your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient structure of a unit investment trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.


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At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.

Invest in some of the Best of the West!

You can get started with the Western Premier Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

oThe Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or high current income.

o There can be no assurance that the Portfolio will meet its objective.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile. There can be no assurance that stock prices will not decrease.

o This Portfolio is concentrated in the technology industry, and companies headquartered in California. These concentrations can involve special risks.

A Tax-Efficient Structure

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. By holding this Fund for more than one year, investors may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%) for individuals. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of six monthly payments of about $2.50 per 1,000 units, deducted from the Portfolio's net asset value each year of the Portfolio's two-year life ($15.00 annually).


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                                           As a % of Public      Amount Per
                                            Offering Price      1,000 Units
Initial Sales Charge                            1.00%             $10.00

Deferred Sales Charge Year 1                    1.50%             $15.00

Deferred Sales Charge Year 2                    1.50%             $15.00
                                                -----             ------
Maximum Sales Charge                            4.00%             $40.00

Creation and Development Fee
(as a % of net assets)                          0.250%            $2.48

Estimated Annual Expenses
(as a % of net assets)                          0.206%            $2.03

Estimated Organization Costs                                      $2.13

If you sell your units before the final deferred sales charge installment in either the first or second year, the remaining balance of your deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


Amount                                    Total Two-Year Sales Charge
Purchased                               as a % of Public Offering Price
Less than $50,000                                    4.00%
$50,000 to $99,999                                   3.75
$100,000 to $249,999                                 3.25
$250,000 to $999,999                                 3.00
$1,000,000 or more                                   2.25

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed


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


with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

[RECYCLED LOGO] Printed on Recycled Paper

11385BR-2/00

(C)2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.


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